Item 1: Report to Shareholders

Growth & Income Fund	June 30, 2007

The views and opinions in this report were current as of June 30, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. stocks generated strong returns in the first half of 2007, with several major equity indexes, including the S&P 500, reaching new all-time highs. Shares were boosted by better-than-expected first-quarter earnings, especially among multinational firms, the Federal Reserve’s steady monetary policy, and an economic pickup in the second quarter. A dramatic rise in merger and acquisition (M&A) activity also had a significant impact on the market and the portfolio as private-equity buyers and others helped bid up stock prices.

Your fund benefited from the favorable environment in the first half of the year, outpacing the large-cap S&P 500 Stock Index. Results also exceeded the Lipper Large-Cap Core Funds Index but lagged the Multi-Cap Core Funds Index. For the 12-month period, the fund outperformed both the broad market index and our Lipper indexes. With the exception of consumer discretionary, all sectors contributed positively to performance in the first half of the year, with our holdings in the energy, information technology, and industrials and business services sectors providing the largest contributions. Utility shares also put in exceptional performance. In addition, the fund benefited from the M&A and leveraged buyout (LBO) frenzy as several of our companies were or are in the process of being acquired. In total, the fund had nine companies taken out through merger, LBO, or private-equity purchase over the course of the last year. This activity is being driven by low financing costs as well as the tremendous amount of liquidity in the market. While some deals are being done at attractive prices to the buyer, many appear to us, at least on the surface, to be uneconomic and driven primarily by low interest rates. How long the party lasts is unclear, but the current shake-up in the fixed-income markets is likely signaling a slowdown in deal-making.

HIGHLIGHTS

  U.S. stocks posted strong gains, aided by better-than-expected earnings, an improved economy, and continued corporate deal-making.
  The Growth & Income Fund outpaced the broad market as measured by the S&P 500 Stock Index during the first half of 2007.
  With the exception of consumer discretionary, all sectors contributed positively to fund performance in the first half of the year.
  Given the stock market’s run, valuations look fair and our bias is to be more defensive going forward. We will continue to look for investment opportunities that provide an attractive risk-adjusted return potential.

ENVIRONMENT

Global economic growth remained on an upward trajectory in the first six months of 2007, led by strength in Europe and emerging markets. Indeed, global growth has been driven to a great extent by developing countries, which now account for almost 30% of global GDP and are growing at about 6% per year, according to ISI Group. Because they represent much of the world’s work force, emerging markets help keep labor costs down. At the same time, developing countries are major consumers of raw materials, which has kept commodity prices on an upward arc. In contrast, U.S. economic activity weakened considerably in the first quarter of the year, though growth improved in the second quarter. For its part, the Federal Reserve held the fed funds target rate steady, as it has since June 2006. The generally positive global economic conditions provided a favorable backdrop for corporate profits, which continued to grow at a healthy rate in most regions of the world.

In the large-cap universe, economically sensitive energy and materials stocks fared best, surging as the economy strengthened and some commodity prices firmed in the last few months. Speculation about industry consolidation also lifted metals and mining stocks. Telecommunication services stocks also did very well, aided by a major private-equity buyout offer. Shares of financial companies lagged, falling amid concerns about their exposure to the subprime mortgage market and a second-quarter spike in longer-term interest rates. Consumer discretionary and consumer staples stocks also trailed, as high gasoline prices weighed on spending trends.

PERFORMANCE REVIEW

Energy was far and away our strongest performer, benefiting from the strong global economic environment as well as geopolitical turmoil that kept energy prices elevated. Energy services companies Schlumberger and Smith International led the way on strong demand for their products and services. Integrated oil company Royal Dutch Shell rose along with oil prices, and CONSOL Energy, the dominant Northern Appalachia coal producer, advanced on rising coal prices and good performance from CNX Gas, of which CONSOL owns 81.5%. Utility shares also performed admirably. Unbalanced supply and demand for power benefited holdings such as Public Service Enterprises and NRG Energy.

Information technology also had a good first-half run, including fund holdings Intel and Texas Instruments. While fundamentals improved modestly, much of the gains can be attributed to an increased focus by these companies’ management teams on returning to shareholders some of the excess cash they generate. We remain optimistic that such actions, combined with an improvement in business conditions, will continue to drive good returns. Verisign, which operates two great businesses—the domain-name registry and Web certificate business—performed well. The stock looks fairly valued to us at 25 times 2008 earnings per share (EPS) estimates, so we are using the price strength to trim our exposure.

In health care, generic drug manufacturer Teva Pharmaceutical rose on a strong outlook for drugs coming off patent in the next several years. Pharmaceutical benefit managers Express Scripts and MedcoHealth Solutions rebounded from a host of issues that weighed heavily on the industry, including Wal-Mart’s pilot program to sell generics, changes in drug-pricing benchmarks, and last year’s election results. We thought the issues were largely transient, and our patience paid off in 2007. Given the strong price performance year-to-date, we have grown less enthusiastic, and we eliminated Medco from the portfolio.

Disappointing performance was centered largely on stocks tied to residential real estate. In particular, homebuilder Lennar was down sharply on continued weakness in the housing market. At this point we intend to stick with the investment based on its solid balance sheet that should be able to withstand cyclical pressure, its enviable market position, and the company’s management team, which we believe is among the best in the business. While we do not have large exposure to the pure retail banking sector, holdings such as Citigroup and U.S. Bancorp were down modestly. Mortgages and consumer credit in general have been growth drivers for many financial services companies over the years, and fears of stalling growth as well as the prospect of increased credit costs weighed on these institutions.

As always there were several changes made to the portfolio since our last report. Much of the purchase activity was in the health care area, where we think there are still opportunities for quality defensive growth.

CVS Caremark is the largest provider of prescriptions and related services in the nation, filling or managing over one billion prescriptions annually. It is the largest U.S. pharmacy operator by store count, and its recent acquisition of Caremark Rx also makes it one of the largest pharmacy benefit managers. The company has an attractive growth profile, driven by base pharmaceutical growth, 3% to 4% annual retail square footage growth, selective acquisitions, and continued generic penetration, which benefits both the retailing and pharmaceutical benefit arms. This growth will be augmented in the medium term by compelling deal-related synergies and aggressive capital deployment—CVS is currently buying back 10% of shares, has solid free cash flow, and a strong balance sheet. CVS trades at 15 times 2008 EPS estimates and 12.8 times 2009 estimates, which is attractive given its defensive characteristics and mid-teens EPS growth outlook.

WellPoint, the largest publicly traded managed care company in the country by enrollment, was a new addition to the portfolio. With its dominant (30%+) market position, Blue Cross Blue Shield brand, product and geographic diversification, long record of successful execution, and mid-teens earnings growth outlook, we think the company is an attractive investment at 12.5 times 2008 earnings and 11 times 2008 cash flow. The company’s cash-flow generation, in particular, is very attractive, providing additional downside support as the company continues to aggressively repurchase stock.

Other additions to the portfolio include pharmaceutical companies Wyeth and Merck. We are attracted to these companies for their defensive growth outlooks, strong balance sheets and cash-flow generation, and attractive yields and valuations. In addition, the industry appears to be on the upswing from years of suffering through patent losses, product liability litigation, and political noise over product pricing.

Aon is a collection of three solid franchises: the second-largest global insurance broker, a management consulting operation, and an insurance underwriter. We think Aon now has a good management team committed to improving the expense structure, selling non-core assets, and buying back stock (about $1 billion per year, or nearly 8.5% of the company). We purchased following an earnings miss at what we considered an inexpensive price that offered attractive expected returns—a company selling at 11.4 times 2008 EPS that should grow 10% to 13% over the next few years. We continue to believe the prospective margin improvement, reasonable top-line growth, and aggressive capital management create an attractive risk/reward profile for the stock.

We initiated a position in Cablevision Systems in January based on our view that the telecommunications and entertainment company represented an underappreciated free cash flow story. In our view, the market was not recognizing that as triple-play (cable TV/phone/ Internet access) penetration growth slowed and the capital intensity of the business declined, the company would transition into a prodigious free cash flow machine. In the months following our purchase, the market came around to our view, triggered in part by management’s guidance on its capital spending, which was in line with our estimate and substantially below Wall Street estimates. This was followed by management’s offer to take the company private for $36.50 a share, a price we believe is inadequate compensation to public shareholders given our assessment of the underlying value of the franchise.

Several first-half sales were holdings in which we had lost confidence in our original thesis—either something had changed or not unfolded as we anticipated. Fifth Third and Omnicare fit that description. Fifth Third, a Midwestern bank, proved to be a frustrating investment as it struggled while operating against a flattening yield curve and a troubled footprint. Management blunders at Omnicare caused us to significantly reduce our position. Other sales were for much better reasons, including Medco, American Standard, Honeywell International, and XL Capital, all of which performed well and hit our price targets.

OUTLOOK

Given the stock market’s run in the first half of the year and its continued climb as we write this letter, valuations look fair to us. Strength in commodity and industrial shares are being bolstered by expectations of continued global growth as well as heightened merger and acquisition activity. The “easy” money has been made in many cases, and our bias is to be more defensive going forward. We will continue to look for investment opportunities that provide an attractive risk-adjusted return potential.

Respectfully submitted,

Thomas J. Huber
President of the fund and chairman of its Investment Advisory Committee

July 25, 2007

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2007
ERRATUM

Effective May 1, 2007, the fund’s operating policy that sets forth the percentage of the fund’s “total bond assets” that may be invested in noninvestment-grade securities is hereby corrected to remove the word “bond” and refer to “total assets” instead.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. While the fund will seek dividend-paying stocks, the overall income level is not expected to play a meaningful role in cushioning its share price against market declines.

GLOSSARY

Beta: A measure of the market risk of a stock showing how responsive it is to a given market index, such as the S&P 500 Stock Index. By definition, the beta of the benchmark index is 1.00. A fund with a 1.10 beta is expected to perform 10% better than the index in up markets and 10% worse in down markets. Usually, higher betas represent riskier investments.

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Free cash flow: The excess cash a company generates from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Risk/reward: The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-capitalization U. S. companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

FUND EXPENSE EXAMPLE

Fund Expense Example
As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	6 Months Ended 6/30/07‡	Year Ended 12/31/06‡	12/31/05‡	12/31/04	12/31/03	12/31/02
NET ASSET VALUE						
Beginning of period	$ 22.14	$ 20.62	$ 22.51	$ 21.72	$ 17.11	$ 22.82
Investment activities						
Net investment income	0.11	0.29	0.21	0.26	0.19	0.17
Net realized and unrealized gain (loss)	1.57	2.64	0.37	2.06	4.61	(5.57)
Total from investment activities	1.68	2.93	0.58	2.32	4.80	(5.40)
Distributions						
Net investment income	(0.11)	(0.29)	(0.23)	(0.26)	(0.19)	(0.16)
Net realized gain	(0.50)	(1.12)	(2.24)	(1.27)	–	(0.15)
Total distributions	(0.61)	(1.41)	(2.47)	(1.53)	(0.19)	(0.31)
NET ASSET VALUE						
End of period	**$ 23.21**	**$ 22.14**	**$ 20.62**	**$ 22.51**	**$ 21.72**	**$ 17.11**
Ratios/Supplemental Data						
Total return^	7.78%	14.44%	2.60%	10.82%	28.22%	(23.84)%
Ratio of total expenses to average net assets	0.71%†	0.73%	0.76%	0.78%	0.82%	0.81%
Ratio of net investment income to average net assets	1.02%†	1.34%	0.98%	1.15%+	1.02%	0.84%
Portfolio turnover rate	42.4%†	50.7%	52.1%	36.4%	40.5%	44.7%
Net assets, end of period (in millions)	$ 1,574	$ 1,677	$ 1,722	$ 1,881	$ 1,964	$ 1,675

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

† Annualized

+ Includes the effect of a one-time special dividend (0.24% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares/$ Par	Value
COMMON STOCKS 97.4%		
CONSUMER DISCRETIONARY 9.2%		
Hotels, Restaurants & Leisure 0.9%		
International Game Technology	260,000	10,322
Melco PBL Entertainment, ADR (1)	315,000	3,957
		14,279
Household Durables 1.6%		
Fortune Brands	70,000	5,766
Harman International	80,000	9,344
Lennar, Class A	280,000	10,237
		25,347
Media 3.1%		
Cablevision Systems, Class A (1)	325,000	11,762
Clear Channel Communications	205,100	7,757
New York Times, Class A	190,000	4,826
Time Warner	558,000	11,740
Viacom, Class B (1)	280,000	11,656
		47,741
Multiline Retail 0.6%		
Kohl's (1)	140,000	9,944
		9,944
Specialty Retail 3.0%		
Bed Bath & Beyond (1)	435,000	15,656
GAP	175,000	3,342
Home Depot	320,000	12,592
TJX	580,000	15,950
		47,540
Total Consumer Discretionary		144,851

CONSUMER STAPLES 8.5%		
Beverages 2.2%		
Coca-Cola	370,000	19,355
PepsiCo	226,000	14,656
		34,011
Food & Staples Retailing 2.1%		
CVS Caremark	330,000	12,028
Wal-Mart	425,000	20,447
		32,475
Food Products 1.3%		
General Mills	204,800	11,964
Kraft Foods, Class A	250,000	8,813
		20,777
Household Products 1.1%		
Procter & Gamble	275,000	16,827
		16,827
Personal Products 1.3%		
Avon	565,000	20,764
		20,764
Tobacco 0.5%		
Altria Group	115,000	8,066
		8,066
Total Consumer Staples		132,920
ENERGY 12.7%		
Energy Equipment & Services 4.0%		
Baker Hughes	290,000	24,398
Schlumberger	326,000	27,690

Smith International	180,000	10,555
		62,643
Oil, Gas & Consumable Fuels 8.7%		
CONSOL Energy	450,000	20,750
ExxonMobil	373,000	31,287
Murphy Oil	311,000	18,486
Royal Dutch Shell, ADR, Class A	300,000	24,360
Spectra Energy	380,000	9,865
Sunoco	130,000	10,358
Total, ADR	270,000	21,865
		136,971
Total Energy		199,614
FINANCIALS 19.1%		
Capital Markets 5.0%		
Ameriprise Financial	150,000	9,535
E*TRADE Financial (1)	440,000	9,720
Goldman Sachs	34,000	7,370
Invesco (GBP)	648,000	8,345
Legg Mason	150,000	14,757
Merrill Lynch	125,000	10,447
Morgan Stanley	172,000	14,427
State Street	70,000	4,788
		79,389
Commercial Banks 3.6%		
Marshall & Ilsley	165,000	7,859
Royal Bank of Scotland (GBP)	1,291,000	16,311
SunTrust	180,000	15,433
U.S. Bancorp	493,000	16,244
		55,847

Diversified Financial Services 2.6%		
Citigroup	800,000	41,032
		41,032
Insurance 5.8%		
American International Group	300,000	21,009
Aon	395,000	16,831
Marsh & McLennan	305,000	9,418
MetLife	260,000	16,765
Progressive Corporation	300,000	7,179
Prudential Financial	85,000	8,265
Willis Group Holdings	283,000	12,469
		91,936
Real Estate Investment Trusts (REITs) 0.9%		
Equity Residential, REIT	315,000	14,373
		14,373
Thrifts & Mortgage Finance 1.2%		
Countrywide Financial	185,000	6,725
Freddie Mac	190,000	11,533
		18,258
Total Financials		300,835
HEALTH CARE 10.6%		
Biotechnology 0.5%		
Amgen (1)	140,000	7,741
		7,741
Health Care Equipment & Supplies 2.5%		
Baxter International	130,000	7,324
Becton, Dickinson	128,700	9,588
Boston Scientific (1)	490,000	7,517
C.R. Bard	145,000	11,981

Covidien (1)	58,000	2,500
		38,910
Health Care Providers & Services 3.6%		
Aetna	380,000	18,772
Express Scripts (1)	315,000	15,753
Omnicare	125,000	4,507
WellPoint (1)	220,000	17,563
		56,595
Pharmaceuticals 4.0%		
Johnson & Johnson	240,000	14,789
Merck	215,000	10,707
Pfizer	471,000	12,043
Teva Pharmaceutical, ADR	345,000	14,231
Wyeth	200,000	11,468
		63,238
Total Health Care		166,484
INDUSTRIALS & BUSINESS SERVICES 13.9%		
Air Freight & Logistics 1.5%		
Expeditors International of Washington	263,000	10,862
UPS, Class B	160,000	11,680
		22,542
Airlines 1.1%		
Southwest Airlines	1,175,000	17,519
		17,519
Commercial Services & Supplies 1.0%		
Republic Services	530,000	16,239
		16,239

Industrial Conglomerates 6.1%		
3M	240,000	20,829
GE	1,350,000	51,678
Tyco International	700,000	23,653
		96,160
Machinery 3.8%		
Danaher	270,000	20,385
Dover	94,500	4,834
Illinois Tool Works	300,000	16,257
ITT	275,000	18,777
		60,253
Road & Rail 0.4%		
Hertz Global Holdings (1)	250,500	6,656
		6,656
Total Industrials & Business Services		219,369
INFORMATION TECHNOLOGY 13.6%		
Communications Equipment 1.8%		
Cisco Systems (1)	314,000	8,745
Juniper Networks (1)	380,000	9,565
Motorola	565,000	10,000
		28,310
Computers & Peripherals 1.2%		
Dell (1)	645,000	18,415
		18,415
Internet Software & Services 1.2%		
VeriSign (1)	400,000	12,692
Yahoo! (1)	230,000	6,240
		18,932

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets	
Investments in securities, at value	
Non-affiliated companies (cost $1,197,912)	$ 1,540,123
Affiliated companies (cost $35,914)	35,914
Total investments in securities	1,576,037
Receivable for investment securities sold	8,697
Dividends and interest receivable	1,910
Receivable for shares sold	279
Other assets	14
Total assets	1,586,937
Liabilities	
Payable for shares redeemed	7,638
Payable for investment securities purchased	4,325
Investment management fees payable	726
Due to affiliates	195
Other liabilities	190
Total liabilities	13,074
NET ASSETS	$ 1,573,863
Net Assets Consist of:	
Undistributed net investment income	$ 691
Undistributed net realized gain	87,331
Net unrealized gain	342,211
Paid-in capital applicable to 67,803,618 shares of $0.01 par value capital stock outstanding; 500,000,000 shares authorized	1,143,630
NET ASSETS	$ 1,573,863
NET ASSET VALUE PER SHARE	$ 23.21

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($ 000s)

	6 Months Ended 6/30/07
Investment Income (Loss)	
Income	
Dividend	$ 13,585
Interest	72
Securities lending	46
Total income	13,703
Expenses	
Investment management	4,398
Shareholder servicing	1,060
Custody and accounting	91
Prospectus and shareholder reports	66
Registration	18
Legal and audit	10
Directors	6
Miscellaneous	3
Total expenses	5,652
Expenses paid indirectly	(1)
Net expenses	5,651
Net investment income	8,052
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	87,031
Foreign currency transactions	10
Net realized gain	87,041
Change in net unrealized gain (loss)	
Securities	21,731
Other assets and liabilities denominated in foreign currencies	2
Change in net unrealized gain	21,733
Net realized and unrealized gain	108,774
INCREASE IN NET ASSETS FROM OPERATIONS	$ 116,826

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Growth & Income Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on December 21, 1982. The fund seeks to provide long-term capital growth, a reasonable level of current income, and increasing future income through investments primarily in dividend-paying common stocks.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $33,000 for the six months ended June 30, 2007. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended June 30, 2007, the fund realized $35,863,000 of net gain on $124,305,000 of in-kind redemptions.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Any income tax-related interest and penalties would be classified as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on a quarterly basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements Effective June 29, 2007, the fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning January 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At June 30, 2007, there were no securities on loan.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $320,396,000 and $424,976,000, respectively, for the six months ended June 30, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2007.

At June 30, 2007, the cost of investments for federal income tax purposes was $1,233,826,000. Net unrealized gain aggregated $342,211,000 at period-end, of which $370,887,000 related to appreciated investments and $28,676,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2007, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and record-keeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2007, expenses incurred pursuant to these service agreements were $48,000 for Price Associates, $560,000 for T. Rowe Price Services, Inc., and $316,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees. During the six months ended June 30, 2007, dividend income from the T. Rowe Price Reserve Investment Funds totaled $1,967,000, and the value of shares of the T. Rowe Price Reserve Investment Funds held at June 30, 2007, and December 31, 2006, was $35,914,000 and $126,776,000, respectively.

As of June 30, 2007, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 132,405 shares of the fund, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 7, 2007, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and expense ratio were generally at or below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Growth & Income Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 17, 2007